UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

December 30, 2011

The Williams Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-4174	73-0569878
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Williams Center, Tulsa, Oklahoma		74172
(Address of principal executive offices)		(Zip Code)

(918) 573-2000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement.

Separation and Distribution Agreement

On December 30, 2011, The Williams Companies, Inc., a Delaware corporation, (the “Company”) entered into a Separation and Distribution Agreement (the “Separation Agreement”) with WPX Energy, Inc., a Delaware corporation which at the time was a wholly owned subsidiary of the Company (“WPX”), pursuant to which WPX would be legally and structurally separated from the Company.

Pursuant to the terms of the Separation Agreement, (i) the Company and WPX effected certain transfers of assets and assumed certain liabilities so that each of the Company and WPX would have both the assets of and liabilities associated with their respective businesses, (ii) subject to certain exceptions, all agreements, arrangements, commitments and understandings, including all intercompany loans and accounts payable and receivable between the Company and its subsidiaries and other affiliates excluding WPX, on the one hand, and WPX and its subsidiaries and other affiliates, on the other hand, were terminated or otherwise satisfied, effective no later than December 31, 2011 (the “Distribution Date”), and (iii) on the Distribution Date the Company distributed, on a pro rata basis, all of the issued and outstanding shares of common stock of WPX to the Company’s stockholders via a pro rata dividend (the “Spin-Off”).

Consummation of the Spin-Off was subject to customary closing conditions that were satisfied prior to the Spin-Off, including, among other things, that (i) the Securities and Exchange Commission (the “SEC”) declare effective WPX’s registration statement on Form 10 relating to the registration of WPX common stock under the Securities Exchange Act of 1934, (ii) no stop order of the SEC suspending effectiveness of the Form 10 be in effect prior to the Spin-Off and (iii) WPX common stock be authorized for listing on the New York Stock Exchange. All stockholders of the Company are urged to read the Separation Agreement carefully and in its entirety. The foregoing description of the Separation Agreement has been included to provide you with information regarding its terms. It is not intended to provide any other factual information about the Company.

In addition to, and concurrently with, the Separation Agreement, the Company and WPX entered into certain ancillary agreements, including, (i) an Employee Matters Agreement that sets forth agreements between the Company and WPX as to certain employment, compensation and benefits matters, (ii) a Tax Sharing Agreement that governs rights and obligations after the Spin-Off with respect to matters regarding U.S. Federal, state, local and foreign income taxes and other taxes, including tax liabilities and benefits, attributes, returns and contests, and (iii) a Transition Services Agreement under which the Company or certain of its subsidiaries will provide WPX with certain services for a limited time to help ensure an orderly transition following the Distribution Date.

The foregoing descriptions of the Separation Agreement, Employee Matters Agreement and Tax Sharing Agreement (the “Agreements”) are qualified in their entirety by reference to the full text of the Agreements, which are filed as Exhibits 10.1, 10.2 and 10.3 to this Current Report on Form 8-K.

ITEM 2.01 Completion of Acquisition or Disposition of Assets.

The information included in Items 1.01 and 8.01 is incorporated herein by reference.

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with the completion of the Spin-Off, Ralph A. Hill resigned from his position as the Company’s Senior Vice President, Exploration & Production.

ITEM 8.01	Other Events

On January 3, 2012, the Company announced that it had completed the previously announced Spin-Off of WPX. Effective as of 11:59 p.m., Eastern time on the Distribution Date, the common stock of WPX was distributed, on a pro rata basis, to the Company’s stockholders of record as of the close of business of the New York Stock Exchange on December 14, 2011 (the “Record Date”). On the Distribution Date, each of the stockholders of the Company received one share of WPX common stock for every three shares of common stock of the Company that such stockholder held on the Record Date. Each stockholder will receive cash in lieu of any fractional shares of WPX common stock. The Spin-Off was completed pursuant to the Separation Agreement. A copy of the press release announcing the completion of the Spin-Off is filed as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01 Financial Statements and Exhibits

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated balance sheet of The Williams Companies, Inc. dated as of September 30, 2011 and the unaudited pro forma condensed consolidated statements of income of The Williams Companies, Inc. for the nine months ended September 30, 2011 and 2010 and for each of the three years ended December 31, 2010 are filed as Exhibit 99.2 to this Current Report on Form 8-K.

(d)	Exhibits.

Exhibit No.	Description
10.1	Separation and Distribution Agreement, dated as of December 30, 2011, between The Williams Companies, Inc. and WPX Energy, Inc.

10.2	Employee Matters Agreement, dated as of December 30, 2011, between The Williams Companies, Inc. and WPX Energy, Inc.

10.3	Tax Sharing Agreement, dated as of December 30, 2011, between The Williams Companies, Inc. and WPX Energy, Inc.

99.1	Press release issued January 3, 2012 by The Williams Companies, Inc.

99.2	Unaudited pro forma condensed consolidated balance sheet of The Williams Companies, Inc. dated as of September 30, 2011 and unaudited pro forma condensed consolidated statements of income of The Williams Companies, Inc. for the nine months ended September 30, 2011 and 2010 and for each of the three years ended December 31, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

THE WILLIAMS COMPANIES, INC.

January 6, 2012	By:	/s/ Sarah Miller
Sarah Miller
Assistant General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
10.1	Separation and Distribution Agreement, dated as of December 30, 2011, between The Williams Companies, Inc. and WPX Energy, Inc.

10.2	Employee Matters Agreement, dated as of December 30, 2011, between The Williams Companies, Inc. and WPX Energy, Inc.

10.3	Tax Sharing Agreement, dated as of December 30, 2011, between The Williams Companies, Inc. and WPX Energy, Inc.

99.1	Press release issued January 3, 2012 by The Williams Companies, Inc.

99.2	Unaudited pro forma condensed consolidated balance sheet of The Williams Companies, Inc. dated as of September 30, 2011 and unaudited pro forma condensed consolidated statements of income of The Williams Companies, Inc. for the nine months ended September 30, 2011 and 2010 and for each of the three years ended December 31, 2010